                                                             PACIFIC*TELESIS
                                                             Group


PROXY/VOTING INSTRUCTION CARD



     This proxy is solicited on behalf of the Board of Directors for the
                       Annual Meeting on May 3, 1995.

The undersigned hereby appoints Philip J. Quigley, William E. Downing and Richard W. Odgers, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Pacific Telesis Group held of record by the undersigned on March 4, 1995, at the Annual Meeting of Shareowners to be held at the Masonic Auditorium, 1111 California Street, San Francisco, California, on May 3, 1995, at 10:00 a.m., or any adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREOWNER AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF THIS PROXY IS SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS A, B, C, D AND E AND "AGAINST" ITEMS F AND G SHOWN ON THE REVERSE OF THIS CARD, AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                          X    Please mark votes as in example.
                       -------


                     -----------------------------------------------------
                                Directors recommend a vote "For"
                     -----------------------------------------------------

                     Director Nominees are:

                     W.   P.  Clark,   I.  J.  Houston,   M.  S.   Metz  and
                     R. M. Rosenberg



                                             FOR    WITHHOLD
                       A.  Election of
                           All Directors
                                          -------   --------
                           FOR ALL
                           EXCEPT:        -----------------------------


                                            FOR    AGAINST    ABSTAIN
                       B.  Ratification
                           of Auditors
                                          -------  --------  ----------

                       C.  Amend and
                           Restate Senior
                           Management
                           Long Term
                           Incentive
                           Plan
                                          -------  --------  ----------

                       D.  Amend and
                           Restate Short
                           Term Incentive
                           Plan
                                          -------  --------  ----------

                       E.  Amend
                           1994 Stock
                           Incentive
                           Plan
                                          -------  --------  ----------

                     ----------------------------------------------------
                              Directors recommend a vote "Against"
                     ----------------------------------------------------

                                            FOR    AGAINST    ABSTAIN
                       F.  Eliminate
                           Pensions for
                           New Nonemployee
                           Directors
                                          -------  --------  ---------

                       G.  Compensate
                           Directors Solely
                           in Stock
                                          -------  --------  ---------




                     ----------------------------------------------------

               PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.




               x _____________________________  Date ________________

               x _____________________________  Date ________________